                                                                  EXHIBIT 10.17


Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by an * and [ ], have been separately filed with the Commission.


HMO
Physician Network
Form Code: GRPXXY050892

                                PHYSICIAN NETWORK
                             PARTICIPATION AGREEMENT

This Agreement is effective as of July 1, 1994 and is entered into between Atlanta-AHP, Inc. ("Physician Network") and Aetna Health Management, Inc. ("AHM"). Upon acceptance of sufficient application from Physician Network's member physicians, Physician Network may participate in various Aetna health benefits products in accordance with the terms and conditions stated below.

I.    DEFINITIONS

      1.1   MEMBER means a person eligible to receive benefits under a Plan.

      1.2 COVERED SERVICES are those services for which benefits may be provided under the terms of a Plan.

      1.3 CAPITATED SERVICES means services listed in Attachment A-1 that are also Covered Services.

      1.4 Network PHYSICIAN means a member of Physician Network whose application has been accepted by AHM.

      1.5 NON-CAPITATED SERVICES means services in Attachment A-2 that are also Covered Services.

      1.6 PARTICIPATING PROVIDER means a facility, physician or other health care provider under agreement to participate in a provider Network administered by AHM or its affiliates. This term does not include members of Physician Network whose applications have not been accepted by AHM.

      1.7 PAYOR means an entity liable for funding of benefit payments under a Plan which uses a provider Network administered by AHM or its affiliates. A Payor may be a health maintenance organization ("HMO"), insurer, employer or other entity, depending on the Plan. A Payor's liability for funding benefit payments is governed by the terms of its Plan. AHM will inform Physician Network of the Payor liable for benefit payments under a specific Plan on request. AHM is not a Payor.

      1.8 PCP FEATURE means that in order to obtain maximum benefits under a Plan, the Member chooses a personal physician, known as a "Primary Care Physician," or "PCP," and is required to contact the PCP to arrange for non-emergency services in order to receive maximum benefits.

      1.9 PLAN means a health benefits plan which encourages or requires Members to use a Participating Provider in order to receive maximum benefits.

II.   PHYSICIAN NETWORK'S AGREEMENTS AND OBLIGATIONS

                                     General

      2.1 Physician Network agrees to provide those Covered Services to Members without discriminating against Members on the basis of source of payment, race, color, religion, national origin, health status or disability.

      2.2 Physician Network consents to references to the status of Physician Network and of Network Physicians as a Participating Provider in marketing and other materials.

      2.3 Physician Network will maintain medical, financial and administrative records concerning services provided to Members and will keep these records for at least five years from the date the service was rendered. Physician Network agrees that AHM or Payors, their authorized representatives, and duly authorized third parties such as government or regulatory agencies, will have the right to inspect, review and receive copies of records directly related to services rendered to Members, upon reasonable notice, during regular business hours. Physician Network will provide, upon request, a copy of Member operative reports free of charge and agrees to accept payment for copies of other records at the rate of $1 per page. Physician Network further agrees to obtain any necessary releases from Members with respect to their records and the information contained therein.

      2.4 Physician Network agrees not to delegate Physician Network's duties under this Agreement without prior written consent of AHM. This paragraph does not prohibit the expected performance of Physician Network obligations by Network Physicians.

      2.5 Physician Network agrees to make referrals to and arrange back-up coverage, with Participating Providers unless medically inappropriate. Physician Network agrees to obtain pre-certification from Member's Primary Care Physician for any referrals to physicians outside the Physician Network.

      2.6 Physician Network agrees to participate in the Utilization Management program ("UM programs") and Quality Management program ("QM program") applicable to each Plan, including initiating utilization review. For Plans with a PCP Feature, Physician Network agrees to follow the referral management program. Failure to comply with the applicable UM/QM programs may result in reductions in payment or in termination of this Agreement.

      2.7 Physician Network agrees to comply with and participate in any applicable appeal/grievance procedure, including any applicable Member grievance system.

      2.8 For Plans with a PCP Feature, upon Network Physician's election and AHM's approval, individual Network Physicians shall be designated either a Primary Care Physician or a Specialist Physician. Specialist Physician agrees to inform referring Primary Care Physician of findings and/or treatment plan orally or in writing.

                            Billing and Compensation

      2.9 Physician Network agrees to accept the amounts provided for in Attachments A, A-1, A-2 and A-3 as payment in full for Covered Services. Physician Network agrees that if Physician Network reduces the amount Physician Network will accept as payment in full for Non-Capitated Services, e.g. through forgiveness of coinsurance, copayments or deductibles, Physician Network will bill Payor at the reduced amount and will accept payment from Payor based on the reduced amount.

      2.10 If Physician Network's failure to participate in the UM/QM programs, or if Physician Network's failure to submit a timely claim, results in a denial or reduction of payment from Payor, Physician Network agrees not to charge Members for the resulting unpaid charges. Physician Network agrees not to charge Members for services which UM review indicates may not be covered unless a) the Member has been informed prior to receiving the services that the services may not be covered under Payor's Plan and b) the Member has agreed in writing to pay for the services. Except or the preceding two sentences, nothing in this Agreement is intended to restrict Physician Network's right to charge Members for non-covered services.

      2.l1 Physician Network agrees to file claims on behalf of Members for Non-capitated Services. Physician Network also agrees to obtain assignment of benefits for such claims when appropriate.

      2.12 Physician Network agrees to submit an itemized claim for Non-capitated Services using the HCFA-1500 billing form (or a billing form containing equivalent information) within 90 days from the date of service, or, in those instances in which the Payor is secondary, 90 days from the date that notice of payment decision is received from the primary payor. Payors will not be obligated to pay claims which are submitted after that time.

      2.13 Physician Network agrees to cooperate in claims payment administration including, but not limited to, coordination of benefits, subrogation, checking coverage, prior certification and record keeping procedures. For Non-capitated Services, if Payor pays Physician Network more than is provided for in Payor's Plan, or if Payor pays Physician Network on the basis of an assignment of benefits which is successfully contested, Physician Network agrees to return such amounts to Payor or to Payor's agent.

      2.14 If Payor is a HMO, Physician Network agrees that in no event, including but not limited to non-payment by the HMO, HMO insolvency or breach by AHM of this Agreement, shall Physician Network bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against HMO's Members for Covered Services. This provision does not prohibit collection of supplemental charges or copayments on HMO's behalf made in accordance with HMO's Plan. Physician Network further agrees that this paragraph shall be construed to be for the benefit of HMO's Members and that this paragraph supersedes any oral or written contrary agreement now existing or hereafter entered into between Physician Network and HMO's Members or persons acting on such Members' behalf.

                                  Credentialing

      2.15 Physician Network agrees to provide the information required under AHM's credentialing and quality management programs ("C/QM programs"); Physician Network agrees that Physician Network's participation and the participation of individual Network Physicians under this Agreement may be terminated or suspended pursuant to these programs. Physician Network represents and warrants that the information provided in accordance with the C/QM programs, including but not limited to the information provided in each Network Physician's application, continues to be true and complete. Physician Network agrees to notify AHM immediately of changes in that information.

      2.16 Physician Network and each Network Physician shall maintain comprehensive general and professional liability insurance in adequate amounts ("adequate" as determined by AHM), shall provide documentary evidence of such coverage to AHM upon request, and shall notify AHM immediately of any change in coverage.

      2.17 Physician Network represents and warrants that Physician Network has and will maintain all licenses necessary to provide the services contemplated under this Agreement. Physician Network shall notify AHM immediately of any action to suspend, revoke or restrict its license(s) and/or any other accreditation or certification that is necessary or useful for providing the services contemplated by this Agreement.

                                  Network Terms

      2.18 Physician Network represents and warrants that it is in good standing under applicable laws and regulations governing its existence and operation, that this Agreement has been executed by its duly authorized representative, and that Physician Network has the authority to bind Network Physicians to the terms of this Agreement.

      2.19 Physician Network agrees that an application will be submitted to AHM for every physician who is presently a member of Physician Network or who becomes a member of Physician Network during the term of this Agreement. Physician Network agrees to notify AHM immediately if any Network Physicians cease to be members of Physician Network.

III.  AHM AGREEMENTS AND OBLIGATIONS

      3.1 AHM agrees to provide descriptions of Aetna health benefits products to Physician Network.

      3.2 AHM shall arrange for the distribution of identification cards to Members; each card will include a toll-free number that Physician Network may use during normal business hours to check eligibility for coverage and to obtain general coverage information.

      3.3 AHM agrees to inform Physician Network of the UM/QM procedures and the billing procedures for each Plan.

      3.4 AHM shall implement a means for Physician Network to identify other Participating Providers.

      3.5 AHM will instruct Payor to pay its portion of Physician Network's bills for Non- capitated Services, within 30 days of receipt, or such shorter period as required by law, when such bills are accurate, complete, in the agreed-upon form, when Payor is primary and when the bills do not require any further investigation.

IV. TERM AND TERMINATION

      4.1   Term.  This Agreement shall continue in effect until terminated.

      4.2   Termination.  This Agreement may be terminated:

            a) without cause by either party upon 90 days prior written notice to the other.

            b) for material breach if 30 days prior written notice specifying the material breach has been given to the breaching party and if at the end of the thirty days the dispute remains unresolved. This Agreement may then be terminated immediately by written notice to the breaching party.

            c) upon notice by AHM pursuant to AHM's C/QM programs.

            d) upon notice by AHM if insufficient numbers of Physician Network's members are Network Physicians.

      4.3 Obligations Following Termination. Physician Network shall continue to provide Covered Services to Members receiving active treatment at the time of termination until the course of treatment is completed or until ARM makes reasonable and medically appropriate arrangements to have another physician provide the services. The terms of this Agreement continue to apply after termination to such Covered Services and to Covered Services provided before termination. Physician Network agrees to inform Members seeking medical care after the date of termination that Physician Network is no longer a Participating Provider.

V.    MUTUAL OBLIGATIONS

      5.1 Amendments. This Agreement may be amended by AHM upon written notice to Physician Network if necessary in order to comply with applicable law. It may also be amended by AHM upon 30 days prior written notice to Physician Network, unless Physician Network objects to the proposed amendment in writing within 15 days of the date the notice of amendment was sent.

      5.2 Independent Contractors. Physician Network, AHM and Payors are independent contractors and are not responsible for the acts or omissions of each other. Physician Network and Network Physicians continue to be solely responsible for treatment decisions; claim determinations and determinations made in connection with utilization review in no way affect the responsibility of Physician Network and Network Physicians to provide or arrange for appropriate services for Members.

      5.3 Dispute Resolution. If a dispute should arise with respect to the terms of this Agreement, the parties agree to attempt to resolve the matter through informal discussion, or, if informal discussion does not resolve the matter, through mediation. Where pursuing mediation, the parties shall attempt to take no longer than 30 days to agree upon a mediator.

      5.4 Notice. Any written notice required by this Agreement shall be sent by certified mail, return receipt requested, to the address given below or to such later address as may be specified in writing. Any prior written notice periods required by this Agreement shall be deemed to start on the day that written notice was sent.

      Attn: Ramie A. Tritt, M.D.          Aetna Health Management. Inc.
      Atlanta-AHP, Inc.                   Contracts Administration
      5555 Peachtree-Dunwoody Road        1000 Middle Street MC2S
      Suite 201                           Middletown, CT  06457
      Atlanta, GA 30342

      and

      Attn: Howard E. Fagin, Ph.D.
      990 Hammond Drive, Suite 980
      Atlanta, GA 30320

      5.5 Trademarks. Neither party may use the other party's trademarks or servicemarks without the express written consent of the other party. Neither party may use any trademark or servicemark of any Payor without the express written consent of that Payor.

      5.6 Waiver of Breach. The waiver of any breach of this Agreement will not be deemed to waive any other breach.

      5.7 Entire Agreement. This Agreement, including its attachments, constitutes the entire agreement between the parties with respect to the matters addressed herein and supersedes all prior oral and written understandings between the parties.

ATLANTA-AHP, INC.                   AETNA HEALTH MANAGEMENT, INC.

By:____________________________     By:__________________________________

Printed Name:__________________     Printed Name:________________________

Title: ________________________     Title:_______________________________

Date:__________________________     Date:________________________________

Tax I.D.: _____________________

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                  Attachment A
                              Compensation Schedule
                           Full Capitation, Risk Share

I.    Reimbursement Rate

      A. For in-area HMO Members, Physician Network's reimbursement for Capitated Services shall be based on [*] per Member per month for the initial year of the contract. Total Physician Network's reimbursement is subject to the risk share arrangement and implementation clause described in Section IV and V, respectively.

      The reimbursement rate is subject to renegotiation annually and shall be negotiated on or about 30 days prior to, and effective on, the contract anniversary date.

      Physician Network shall be responsible for providing all Capitated Services. Physician Network shall provide these services directly or arrange for the provision of any necessary services required by Members. If physicians other than Network Physicians are used to provide such services, Physician Network shall be responsible for making payments directly to such providers.

      B. For Non-capitated Services provided to Members Physician Network's Reimbursement Rate shall be the lesser of:

            1. The maximum fee for the particular Covered Service as determined by HMO, or

            2. Physician Network's usual and customary charge for such service.

      Physician Network shall provide HMO with data on a quarterly basis relating to payments made for Physician Network Covered Services. Physician Network shall also provide HMO with summary data on magnetic tape, floppy disk, or hard copy in a format acceptable to HMO within 45 days after the end of the quarter. This format, at a minimum, shall include: (1) Member name, (2) Member I.D. number, (3) date of service, (4) CPT Code/ICD-9 code, (5) billed amount/paid amount, (6) Member's Primary Care Physician, (7) provider rendering service if other than Primary Care Physician and (8) coordination of benefits and third party recoveries information.

      Physician Network shall provide HMO a quarterly balance sheet, income statement and year-to-date income statement on a timely basis. Within 120 days of the end of each Physician

Network fiscal year, Physician Network shall provide HMO a current financial statement or audited financial statement if available. Physician Network shall permit HMO to perform a financial audit of Physician Network's financial records, at HMO's expense, upon 30 days written notice by HMO.

      II.   Compensation: Payor

      A. For Capitated services, the compensation payable by Payor to Physician Network shall be equal to the Capitation Rate described above, subject to the terms of this Agreement and the applicable Plan.

      B. For Non-capitated Services, the compensation per claim payable by Payor to Physician Network, subject to the terms of this Agreement and the applicable Plan, shall be equal to:

            1. The Reimbursement Rate,

            2. Minus any applicable copayments, coinsurance and/or deductibles.

      C. Capitation payments will be paid to Physician Network by Payor on or before the 10th day of each month.

      D. For the purposes of calculating Capitation payments due under this Attachment, the number of Members will be determined as of the first day of the month. No payment adjustments will be made for Members entering or leaving the applicable health benefits plan after the first day of the month. All Capitation payments shall be subject, for a period not to exceed three months, to subsequent adjustment as required to reflect delayed enrollment information received by HMO from HMO's contractholders.

III.  Compensation: Member

      Physician Network agrees that Physician Network will not bill Members for amounts in excess of the deductibles, copayments and/or co-insurance provided for in Member's Plan.

IV.   Risk Share Arrangement

      Except for the first year arrangement described in V. below, the Capitation payments made under this Agreement are subject to adjustment on an annual basis, as determined by the following reconciliation process:

      Within 60 days of the anniversary date of this contract, Physician Network shall provide HMO a reconciliation showing the following amounts:

            1. Total capitation payments paid to Physician Network by HMO for the preceding contract year plus applicable copayments, COB recoveries and other third party recoveries related to HMO Members.

            2. Total Capitated Services provided during the preceding contract year multiplied by the HMO fee schedule in effect as of the first day of the preceding contract year.

      If the amount described in number one above is greater than the amount in number two, Physician Network shall reimburse HMO 100 percent of the surplus. If the amount in number one above is less than 60 percent of the amount in number two, HMO shall pay Physician Network the difference.

      Any risk share payments shall be paid within 30 days after the reconciliation. The reconciliation shall be provided by Physician Network to HMO on magnetic tape, floppy disk or hard copy in a format acceptable to HMO. All supporting detail information shall be included in the reconciliation.

V.    First Year Risk Share Arrangement

      During the first year after the contract effective date, the Capitation payments made under this Agreement are subject to adjustment, as determined by the following reconciliation process:

      A. Within 180 days of the contract effective date, Physician Network shall provide HMO a reconciliation showing the following amounts:

            1. Total capitation payments paid to Physician Network by HMO for the first two months of this contract plus applicable copayments, COB recoveries and other third party recoveries related to HMO Members.

            2. Total Capitated Services provided during the first two months of this contract multiplied by the HMO fee schedule in effect as of the first day of this contract (Attachment A-3).

If the amount described in number one above is greater than 80 percent of the amount in number two, Physician Network shall reimburse HMO 100 percent of the surplus. If the amount in number one is less than 60 percent of the amount in number two, HMO shall pay Physician Network the difference.

      Any risk share payments shall be paid within 30 days after the reconciliation. The reconciliation shall be provided by Physician Network to HMO on magnetic tape, floppy disk or hard copy in a format acceptable to HMO. All supporting detail information shall be included in the reconciliation.

      B. Within 60 days of the first anniversary date of this contract, Physician Network shall provide HMO a reconciliation showing the following amounts:

      1. Total capitation payments paid to Physician Network by HMO for the last ten months of the first year of this contract plus applicable copayments, COB recoveries and other third party recoveries related to HMO Members.

      2. Total Capitated Services provided during the last ten months of the first year of this contract multiplied by the HMO fee schedule in effect as of the first day of this contract.

      If the amount described in number one above is greater than the amount in number two, Physician Network shall reimburse HMO 100 percent of the surplus. If the amount in number one above is less than 60 percent of the amount in number two, HMO shall pay Physician Network the difference.

      Any risk share payments shall be paid within 30 days after the reconciliation. The reconciliation shall be provided by Physician Network to HMO on magnetic tape, floppy disk or hard copy in a format acceptable to HMO. All supporting detail information shall be included in the reconciliation.

                                 Attachment A-1
                               Capitated Services




I. Capitated Services shall include the following services unless specifically excluded on Attachment A-2:

      1. All professional services that are typically performed by otolaryngologists in the Atlanta market. This includes services, procedures, surgeries, etc. performed in hospitals, surgical centers, offices, or other locations; and

      2. Laboratory and radiology services normally rendered in the office of Network Physicians.

                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-2
                              Compensation Schedule
                             Non-Capitated Services


I.CPT PROCEDURE CODES

IMPLANTS
--------
69710          IMPLANTATION/REPLACEMENT OF ELECTROMAGNETIC BONE
               CONDUCTION HEARING DEVICE IN TEMPORAL BONE

69711          REMOVAL/REPAIR OF ELECTROMAGNETIC BONE CONDUCTING
               HEARING DEVICE IN TEMPORAL BONE

69930          COCHLEAR DEVICE IMPLANTATION

GRAFTS
15570          DERMA FAT FASCIA
21235          EAR CARTILAGE GRAFT TO EAR
20926          TISSUE GRAFT
15100          SPLIT GRAFT

69320          RECONSTRUCTION EXTERNAL AUDITORY CANAL
61526          CRANIECTOMY
69725          DECOMPRESSION FACIAL NERVE/INCLUDING MEDIAL TO
               GENICULATE GANGLION
69720          DECOMPRESSION FACIAL NERVE
95937          NEUROMUSCULAR JUNCTION TESTING
63707          REPAIR OF DURAL/CSF LEAK
69310          MEATOPLASTY
42425          EXCISION OF PAROTID TUMOR
60252-60254    THYROIDECTOMIES
60220-25-45-56 THYROIDECTOMIES
60260          THYROIDECTOMIES
60240-46-70    THYROIDECTOMIES
60254          THYROIDECTOMIES

31365          RADICAL NECK
31390          PHARYNGOLARYNGECTOMY, W/RADIAL NECK DISSECTION, W/
               RECONSTR.
31395          PHARYNGOLARYNGECTOMY, W/RADIAL NECK DISSECTION, W/O
               RECONSTR.

92559          VORTEQ (UNLISTED PROCEDURE)

31360          LARYNGECTOMY/TOTAL WITHOUT NECK DISSECTION
31365          LARYNGECTOMY/TOTAL WITH RADICAL NECK
31367          SUBTOTAL SUPRAGLOTTIC WITH RADICAL NECK
31368          SUBTOTAL SUPRAGLOTTIC WITHOUT RADICAL NECK

SKULL BASE
----------
61518-61521    CRANIECTOMY
61526          CRANIECTOMY, BONE FLAP CRANIOTOMY
61530          COMBINED WITH MIDDLE/POSTERIOR FOSSA
61590
61591
61595-61598
61600-61613
61615-61619
62100
62120
62121
62140

II.   OTHER PROCEDURES

      LAB AND RADIOLOGY SERVICE THAT ARE NOT TYPICALLY PERFORMED IN THE OFFICE OF NETWORK PHYSICIANS

      HOME HEALTH SERVICES

III.  OTHER

      FACILITY FEES FOR SURGERY, EMERGENCY ROOM AND HOSPITAL STAYS

      HEARING AIDS

      DME ITEMS

      EMERGENCY ROOM CLAIMS

      ALL OUT-OF-AREA CLAIMS

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---
11100       BIOPSY OF LESION                                 [*]
11440       REMOVAL OF SKIN LESION
11441       REMOVAL OF SKIN LESION
11442       REMOVAL OF SKIN LESION
11443       REMOVAL OF SKIN LESION
11446       REMOVAL OF SKIN LESION
11620       REMOVAL OF SKIN LESION
11642       REMOVAL OF SKIN LESION
20000       * INCISION OF ABCESS
20670       * REMOVAL OF SUPPORT IMPLANT
21235       EAR CARTILAGE GRAFT
21255       RECONST. ZYGOMATIC ARCH & GLENOID
21320       TREATMENT OF NOSE FRACTURE
21330       REPAIR OF NOSE FRACTURE
21365       REPAIR CHEEK BONE FRACTURE
21557       RADICAL RESCONS. TUMOR NECK
21557A      RADICAL RECONS. TUMOR NECK ASSI
26445A      AST SURG/RELEASE HAND/FINGER
30100       INTRANASAL BIOPSY
30110       REMOVAL OF NOSE POLYP(S)
30115       REMOVAL OF NOSE POLYP(S)
30117       REMOVAL OF INTRANASAL LESION
30130       REMOVAL OF TURBINATE BONES
30140       REMOVAL OF TURBINATE BONES
30200       * INJECTION TREATMENT OF NOSE
30420       RECONSTRUCTION OF NOSE
30520       REPAIR OF NASAL SEPTUM
30620       RECONSTRUCTION INNER NOSE
30630       REPAIR NASAL SEPTUM DEFECT
30801       CAUTER/ABLAT MUCOSA OF TURBINA
30802       CAUTER/ABLAT MUCOSA OF TURBINA
30901       * CONTROL OF NOSE BLEED
30903       * CONTROL OF NOSE BLEED

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---
30930       THERAPY FRACTURE OF NOSE                        [*]
31000       * IRRIGATION MAXILLARY SINUS
31020       EXPLORATION MAXILLARY SINUS
31070       EXPLORATION OF FRONTAL SINUS
31090       EXPLORATION OF SINUSES
31250       DIAGNOSTIC NASAL ENDOSCOPY
31252       NASAL ENDOSCOPY W/POLYPECTOMY
31254       NASAL ENDOSCOPY W/ETHMOIDECTOM
31255       NASAL ENDOSCOPY W/ETHMOIDECT
31256       NASAL ENDOSCOPY W/MAX. ANTROSTO
31267       MAXILLARY SINUS ENDOSCOPY, W/
31275       SPHENOID ENDOSCOPY-SURGICAL
31285       SINUS ENDOSCOPY; TWO OR MORE
31505       DIAGNOSTIC LARYNGOSCOPY
31525       DIAGNOSTIC LARYNGOSCOPY
31526       DIAGNOSTIC LARYNGOSCOPY
31535       OPERATIVE LARYNGOSCOPY
31536       OPERATIVE LARYNGOSCOPY
31541       OPERATIVE LARYNGOSCOPY
31570       LARYNGOSCOPY WITH INJECTION
31575       FIBERSCOPIC LARYNGOSCOPY
31579       LARYNGOSCOPY W/STROBOSCOPY
31600       INCISION OF WINDPIPE
31622       BRONSCHOSCOPY W/OUT CELL WASH
31625       BRONCHOSCOPY WITH BIOPSY
31750       REPAIR OF WINDPIPE
33511A      ASST SURG/CORONARY ARTERIES BY
36415       * VENIPUNCTURE
38500       BIOPSY/REMOVAL OF LYMPH NODE
38720       REMOVAL OF LYMPH NODES,NECK
40490       BIOPSY OF LIP

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---

40806       INCISION OF LIP FOND                            [*]
40808       BIOPSY OF MOUTH LESION
40810       EXCISION OF MOUTH LESION
40812       EXCISE/REPAIR MOUTH LESION
40819       EXCISE LIP OR CHEEK FOLD
41010       EXCISION OF TONGUE LESION
41105       BIOPSY OF TONGUE
41110       EXCISION OF TONGUE LESION
41113       EXCISION OF TONGUE LESION
41115       EXCISION OF TONGUE FOLD
41140       REMOVAL OF TONGUE
42145       PALATOPHAYNGOPLASTY
42310       * DRAINAGE OF SALIVARY GLAND
42326       CREATE SALIVARY CYST DRAIN
42400       * BIOPSY OF SALIVARY GLAND
42405       BIOPSY OF SALIVARY GLAND
42415       EXCISE PAROTID GLAND/LESION
42420       EXCISE PAROTID GLAND/LESION
42420A      ASST SURG/EXCISE PAROTID GLAND
42440       EXCISION SUBMAXILLARY GLAND
42700       * DRAINAGE OF TONSIL ABSCESS
42800       BIOPSY OF THROAT
42804       BIOPSY OF UPPER NOSE/THROAT
42809       REMOVE PHARYNX FOREIGN BODY
42810       EXCISION OF NECK CYST
42820       REMOVE TONSILS AND ADENOIDS
42821       REMOVE TONSILS AND ADENOIDS
42825       REMOVAL OF TONSILS
42826       REMOVAL OF TONSILS
42830       REMOVAL OF ADENOIDS
42835       REMOVAL OF ADENOIDS
42950       RECONSTRUCTION OF THROAT

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---

42960       CONTROL THROAT BLEEDING                          [*]
43200       ESOPHAGUS ENDOSCOPY
43202       ESOPHAGUS ENDOSCOPY, BIOPSY
60100       * BIOPSY OF THYROID
60220       PARTIAL REMOVAL OF THYROID
60220A      ASST SURG PARTIAL REMOVAL OF T
60280       REMOVE THYROID DUCT LESION
67971A      RECONSTRUCTION EYELID/ASST SUR
68200       * TREAT EYELID BY INJECTION
68770       CLOSE TEAR SYSTEM FISTULA
69200       CLEAR OUTER EAR CANAL
69205       CLEAR OUTER EAR CANAL
69210       REMOVE IMPACTED EAR WAX
69220       CLEAN OUT MASTOID CAVITY
69399       OUTER EAR SURGERY PROCEDURE
69401       INFLATE MIDDLE EAR CANAL
69420       * INCISION OF EARDRUM
69424       REMOVE VENTILATING TUBE
69433       * CREATE EARDRUM OPENING
69436       CREATE EARDRUM OPENING
69436A      CREATE EARDRUM OPENING/ASST SU
69540       REMOVE EAR LESION
69610       REPAIR OF EARDRUM
69631       REPAIR EARDRUM STRUCTURES
69641       REVISE MIDDLE EAR & MASTOID
69660       REVISE MIDDLE EAR BONE
69661       REVISE MIDDLE EAR BONE
69799       MIDDLE EAR SURGERY PROCEDURE
70210       X-RAY EXAM OF SINUSES
70220       X-RAY EXAM OF SINUSES
70360       X-RAY EXAM OF NECK
70380       X-RAY EXAM OF SALIVARY GLAND

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---

70480       CAT SCAN OF SKULL                                [*]
71020       X-RAY EXAM OF CHEST
74220       CONTRAST X-RAY EXAM, ESOPHAGUS
76499       RADIOGRAPHIC PROCEDURE
76536       ECHOGRAPHY HEAD NECK
76805       ECHO EXAM OF PELVIS
78990       PROVIDE RADIOISOTOPE(S)
80019       19 OR MORE BLOOD/URINE TESTS
81000       URINALYSIS WITH MICROSCOPY
81002       ROUTINE URINE ANALYSIS
82785       RIA ASSAY GAMMAGLOBULINE
84435       ASSAY THYROXINE (T-4)
84439       RIA ASSAY, FREE THYROXINE
84443       RIA ASSAY OF TS HORMONE
84703       GONADOTROPIN, CHORIONIC
85002       BLEEDING TIME TEST
85018       HEMOGLOBIN, COLORIMETRIC
85023       HEMOGRAM & PLATELET COUNT
85610       PROTHROMBIN TIME
85651       RBC SEDIMENTATION RATE
85730       THROMBOPLASTIN TIME, PARTIAL
86235       ENA ANTIBODY
86331       IMMUNODIFFUSION OUCHTERLONY
86430       RHEUMATOID FACTOR TEST
86580       TB INTRADERMAL TEST
86592       BLOOD SEROLOGY, QUALITATIVE
87060       NOSE/THROAT CULTURE, BACTERIA
87070       CULTURE SPECIMEN, BACTERIA
87081       BACTERIA CULTURE SCREEN
87186       ANTIBIOTIC SENSITIVITY, MIC
87210       SMEAR, STAIN & INTERPRET
88150       CYTOPATHOLOGY, PAP SMEAR

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---

88304       SURGICAL PATHOLOGY, COMPLETE                     [*]
88305       SURGICAL PATHOLOGY, COMPLETE
90782       INJECTION OF MEDICATION
90784       INJECTION OF MEDICATION (IV)
90844       INDIVIDUAL PSYCHOTHERAPY
92504       EAR MICROSCOPY EXAMINATION
92506       SPEECH & HEARING EVALUATION
92507       SPEECH/HEARING THERAPY
92508       SPEECH/HEARING THERAPY
92511       NASOPHARYNGOSCOPY
92532       POSITIONAL NYSTAGMUS STUDY
92533       CALORIC VESTIBULAR TEST
92541       SPONTANEOUS NYSTAGMUS TEST
92542       POSITIONAL NYSTAGMUS TEST
92543       CALORIC VESTIBULAR TEST
92544       OPTOKINETIC  NYSTAGMUS TEST
92545       OSCILLATING TRACKING TEST
92546       TORSION SWING RECORDING
92547       SUPPLEMENTAL ELECTRICAL TEST
92551       PURE TONE HEARING TEST, AIR
92552       PURE TONE AUDIOMETRY, AIR
92553       AUDIOMETRY, AIR & BONE
92555       SPEECH THRESHOLD AUDIOMETRY
92556       SPEECH AUDIOMETRY, COMPLETE
92557       COMPREHENSIVE AUDIOMETRY
92560       BEKESY AUDIOMETRY, SCREEN
92563       TONE DECAY HEARING TEST
92567       TYMPANOMETRY
92568       ACOUSTIC REFLEX TESTING
92569       ACOUSTIC REFLEX DECAY TEST
92572       STAGGERED SPONDAIC WORD TEST
92582       CONDITIONING PLAY AUDIOMETRY

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---

92583       SELECT PICTURE AUDIOMETRY                        [*]
92584       ELECTROCOCHLEOGRAPHY
92585       BRAINSTEM EVOKED AUDIOMETRY
92589       AUDITORY FUNCTION TEST(S)
93000       ELECTROCARDIOGRAM, COMPLETE
93005       ELECTROCARDIOGRAM, TRACING
93875       NON-INVASIVE PHYSIOLOGIC STUDI
97010       HOT OR COLD PACKS THERAPY
97110       THERAPEUTIC EXERCISES
97112       NEUROMUSCULAR REEDUCATION
97116       GAIT TRAINING THERAPY
97530       KINETIC ACTIVITIES
97752       MUSCLE TESTING WITH EXERCISE
99025       INITIAL SURGICAL EVALUATION
99201       OFFICE/OUTPATIENT VISIT, NEW
99202       OFFICE/OUTPATIENT VISIT, NEW
99203       OFFICE/OUTPATIENT VISIT, NEW
99204       OFFICE/OUTPATIENT VISIT, NEW
99205       OFFICE/OUTPATIENT VISIT, NEW
99211       OFFICE/OUTPATIENT VISIT, ESTAB
99212       OFFICE/OUTPATIENT VISIT, ESTAB
99213       OFFICE/OUTPATIENT VISIT, ESTAB
99214       OFFICE/OUTPATIENT VISIT, ESTAB
99215       OFFICE/OUTPATIENT VISIT, ESTAB
99221       INITIAL HOSPITAL CARE
99222       INITIAL HOSPITAL CARE
99223       INITIAL HOSPITAL CARE
99231       SUBSEQ HOSPITAL CARE
99241       OFFICE CONSULTATION
99242       OFFICE CONSULTATION
99243       OFFICE CONSULTATION
99244       OFFICE CONSULTATION

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                    PHYSICIAN NETWORK PARTICIPATION AGREEMENT
                                 Attachment A-3
                                HMO Fee Schedule


CODE        CPT NAME                                         FEE
----        --------                                         ---

99251       INITIAL INPAT CONSULTATION                       [*]
99252       INITIAL INPAT CONSULTATION
99253       INITIAL INPAT CONSULTATION
99272       CONFIRMATORY CONSULT
99274       CONFIRMATORY CONSULT
99283       EMERGENCY DEPT. VISIT
99284       EMERGENCY DEPT. VISIT
99395       PERIODIC REEVAL ESTAB ADULT

Physician Group
JGPXXN050892

                                PHYSICIAN NETWORK
                              HMO ACCESS AGREEMENT


      This Access Agreement is effective as of July 1, 1994 and is entered into by and between Atlanta-AHP, Inc. ("Physician Network"), Aetna Health Plans of Georgia, Inc. ("HMO") and Aetna Health Management, Inc. ("AHM").

      WHEREAS, Physician Network and AHM have entered into a Participation Agreement so that Physician Network may participate in various Aetna health benefits products ("Participation Agreement"), and

      WHEREAS, HMO offers one or more of said products, and

      WHEREAS, it is the intention of all the parties for Physician Network and its Network Physicians to be Participating Providers in HMO's provider Network,

      NOW, THEREFORE, in consideration for the mutual promises made herein and for other good and valuable consideration, the parties agree as follows:

      1. All terms shall have the meanings given to them in the Participation Agreement, unless defined below.

      2. HMO agrees that to the extent it is a Payor, it will comply with the Payor terms of Participation Agreement, including paying for Covered Services in accordance with HMO's Plans.

      3. AHM agrees to HMO's participation as a Payor and user of Physician Network's services under the Participation Agreement.

      4. Physician Network agrees that its Network Physicians will serve as Participating Providers in HMO's provider Network in accordance with the terms and conditions of the Participation Agreement and this Access Agreement. The parties agree that if any of the terms of the Access Agreement conflict with any of the terms in the Participation Agreement, the terms of this Access Agreement shall prevail with respect to services provided to HMO's Members.

      5. This Access Agreement shall terminate:

            a. Upon 90 days prior written notice by HMO or by Physician Network to the other parties. The parties agree that the "Obligations Following Termination" provision of the Participation Agreement shall continue to bind the parties following termination of this Access agreement.

            b. Immediately upon the termination of the Participation Agreement. The parties agree that the "Obligations Following Termination" provision of the Participation Agreement shall continue to bind the parties following termination of this Access Agreement. AHM agrees to notify HMO immediately of any termination of the Participation Agreement.

            c. Immediately upon the termination of the Management Agreement between AHM and HMO. Should said Management Agreement terminate, HMO and Physician Network agree that:

                  I. They shall continue to abide by the terms of the Participation Agreement and the additional terms of this Access Agreement for those Plans underwritten or administered by HMO.

                  II. HMO shall abide by the duties of AHM under the Participation Agreement for those Plans underwritten or administered by HMO.

      6. The parties recognize that neither termination of this Access Agreement nor termination of the Management Agreement between AHM and HMO will terminate the Participation Agreement between AHM and Physician Network.

      7. This Agreement and the Participation Agreement constitute the entire agreement among the parties with respect to the participation of Physician Network in HMO's provider Network and supersedes all prior oral and written understandings between HMO and Physician Network.

      IN WITNESS WHEREOF, the parties have executed this Access Agreement below:

                                    ATLANTA-AHP, INC.


                                    By:___________________________

                                    Printed Name:___________________

                                    Title:___________________________

                                    Date:___________________________

                                    AETNA HEALTH PLANS OF GEORGIA, INC.


                                    By:_______________________________

                                    Printed Name:___________________

                                    Title:___________________________

                                    Date:___________________________


                                    AETNA HEALTH MANAGEMENT, INC.


                                    By:_______________________________

                                    Printed Name:___________________

                                    Title:___________________________

                                    Date:___________________________

The information below marked by * and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission


                         Aetna Health Plans of GA, Inc.
                          Hospital Risk Share Agreement
                              Base Period Analysis



                                       #      @ RISK     $ PAID/
                                   PATIENTS   $ PAID     PATIENT       PMPM
                                   --------   ------     -------       ----
      INPATIENT
(ALL CAPITATED PHYSICIANS):
         [*]                                    [*]


  TOTAL INPATIENT, ALL PAR. CAP.


OUTPATIENTS:
PAR. CAP.:
         [*]                                    [*]




 SUBTOTAL, OUTPATIENT, PAR. CAP.

NON-PAR CAP. ([*])
  TOTAL, OUTPATIENT

  TOTAL FACILITY CHARGES